Exhibit 99.1

Danvers Bancorp, Inc. Kevin T. Bottomley Chairman, Chief Executive Officer & President James McCarthy Chief Operating Officer & Executive Vice President February 18, 2010

Forward-Looking Statements Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. As a result, actual results may differ from those contemplated by these statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate”, and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes and the risk factors described in the Company’s November 13, 2007 prospectus that adversely affect the business in which Danvers Bancorp is engaged and changes in the securities market. Please do not place undue reliance on these forward-looking statements, which speak only as of the date of this release and the associated conference call. The Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.

Danversbank History Chartered as Danvers Savings Bank – March 1850 Operated as a traditional thrift for the first 130 years Transitioned to commercial bank in the mid 1980s Increased branch presence throughout the 1990s Acquired banks in Revere & Malden in 2001 & 2007 Changed name to Danversbank in 2005 Converted to a publicly held company in January 2008 Acquired Beverly National Bank in October 2009

Danvers Bancorp Financial Highlights 8th largest market capitalization of all publicly traded banks headquartered in Massachusetts Assets – $2.5 B* Loans – $1.7 B* Deposits – $1.8 B* — 82.2% Core Deposits Net Interest Margin – 3.57% Q4 ’ 09* Net Interest Margin – 3.27% YTD ’ 09* *as of 12/31/09 (unaudited)

Total Franchise Highlights 75,000 customers 35,000 households 382 total employees 27 full-service banking offices by June of 2010 42 in-branch ATMs 17 Remote ATMs

Danvers Bancorp 2010 Branch Footprint * Needham to open September 2010 ** Boston (86 Mass Ave) to open April 2010

*as of 12/31//09 (unaudited) 5-Year Deposit Growth in millions $892 $953 $998 $1,118 $1,766 2005 2006 2007 2008 2009*

*as of 12/31//09 (unaudited) 5-Year Loan Growth in millions $814 $871 $899 $1,107 $1,651 2005 2006 2007 2008 2009*

Investment Portfolio — $592MM, 12/31/09 (unaudited) Note: No FNMA (“Fannie”) or FHLMC (“Freddie”) Preferred or Private MBS Agency Callables Agencies MBS Fixed Municipals MBS ARMs Other 29.5% 4.5% 9.6% 25.9% 26.4% 4.1%

Loan Portfolio Comparison Commercial RE Construction Residential, HELOC & Consumer Commercial & Industrial Lending December 31, 2009 (unaudited) $1.666B December 31, 2005 $825MM 27.5% 31.3% 14.2% 27.0% 28.5% 41.0% 7.5% 23.0%

Asset Quality .20% .73% 1.00% 12/31/09* .12% .24% Net Chargeoffs as % of Average Loans .73% .79% Non Performing Assets/Total Assets .96% 1.05% Non Performing Loans/Total Loans 12/31/08 12/31/07 Performance Category * unaudited

Capital Ratios *as of 12/31//09 (unaudited) 12.13% 13.39% 14.21% 14.76% 16.55% Tier 1 leverage capital (to average assets) 10.10% 11.93% 12.45% 13.25% 13.47% Tangible equity to tangible assets 15.68% 12/31/09 19.10% 20.16% 21.31% 22.03% Risk-based capital (to risk-weighted assets) 9/30/09 6/30/09 3/31/09 12/31/08 Performance Category

Commercial Business Lines Lending Services Commercial and Industrial Lending Not-for-Profit Lending Commercial Real Estate Asset Based Lending One Conant Capital, LLC Small Business Lending Residential Mortgages

Commercial Business Lines Treasury Management Services Working Capital Management Electronic Banking Payments Collections Liquidity Management Snapdeposit SM – Remote Deposit Capture Short Term Investments

Retail Business Lines Branch Banking On-Line Banking Deposit Services Consumer Lending Bank at Work

Wealth Management Raymond James Trust Services